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                         SUPPLEMENT DATED JUNE 15, 2004

                                       TO

                         PROSPECTUSES DATED MAY 1, 2004

                           __________________________


  This Supplement is intended to be distributed with certain prospectuses dated May 1, 2004 for flexible premium variable universal life insurance policies issued by John Hancock Life Insurance Company . The applicable prospectuses are entitled "MAJESTIC VARIABLE ESTATE PROTECTION 98" AND "MAJESTIC VARIABLE UNIVERSAL LIFE 98".

  The enhanced yield fixed investment option is currently not available on policies issued for delivery in the State of New York. There is no guarantee that the enhanced yield fixed investment option will ever be made available on such policies.





                                                            MVEP98MVUL98 NY 6/04